Leases	12 Months Ended
Dec. 31, 2024
Leases [Abstract]
Leases	Leases
The Company's leases primarily consist of office space and bank branches with remaining lease terms of generally 1 to 10 years. As of December 31, 2024, operating right-of-use (ROU) assets and liabilities were $1.6 million and $1.7 million, respectively. As of December 31, 2024, the weighted-average remaining lease term on these operating leases is approximately 5.7 years and the weighted-average discount rate used to measure the lease liabilities is approximately 4.1%.
Operating leases in which the Company is the lessee are recorded as operating lease right-of-use assets and operating lease liabilities. Currently, the Company does not have any finance leases. The ROU assets are included in premises and equipment, net on the consolidated balance sheets.
Operating lease ROU assets represent the Company's right to use an underlying asset during the lease term and operating lease liabilities represent the Company's obligation to make lease payments arising from the lease. ROU assets and operating lease liabilities are recognized at lease commencement based on the present value of the remaining lease payments using a discount rate that represents the Company's incremental borrowing rate at the lease commencement date.
Operating lease cost, which is comprised of amortization of the ROU asset and the implicit interest accreted on the operating lease liability, is recognized on a straight-line basis over the lease term, and is recorded in net occupancy expense in the consolidated statements of income. The operating lease cost was $0.3 million and $0.4 million for the years ended December 31, 2024 and 2023, respectively.
The table below summarizes the maturity of remaining operating lease liabilities:

Lease payments due in:	Operating Lease
(dollars in thousands)
2025	$391
2026	400
2027	327
2028	330
2029	112
Thereafter	326
Total lease payments	1,886
Less imputed interest	(208)
Total lease liabilities, as reported	$1,678